UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):	November 18, 2019
Shutterstock, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Fifth Avenue, 21st Floor
New York, NY 10118
(Address of principal executive offices, including zip code)
(646) 710-3417
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SSTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Announcement of Chief Financial Officer

On November 18, 2019, Shutterstock, Inc. (the “Company”) announced that Jarrod Yahes is joining the Company as Chief Financial Officer, effective December 9, 2019.

Mr. Yahes, 44, most recently served as Chief Financial Officer at Zeta Global, a marketing technology company, from October 2016 to present, Chief Financial Officer at Jackson Hewitt, a provider of tax preparation services, from April 2015 to October 2016, and served in multiple capacities at ExlService Holdings, an operations management and analytics company, from February 2005 to April 2015, advancing to Senior Vice President, Controller. Mr. Yahes earned a B.S. in applied economics from Cornell University and an M.B.A from the University of California at Berkeley.

There is no agreement or understanding between Mr. Yahes and any other person pursuant to which he was appointed as Chief Financial Officer, nor is there any family relationship between Mr. Yahes and any of the Company’s directors or other executive officers. There are no transactions in which Mr. Yahes has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Employment Agreement

In connection with Mr. Yahes’ appointment as Chief Financial Officer, on November 7, 2019, the Company entered into an employment agreement with Mr. Yahes under which he will commence employment on December 9, 2019. Pursuant to Mr. Yahes’ employment agreement, Mr. Yahes will be entitled to an annual base salary of $550,000 and an annual cash bonus target of 80% of his base salary, based on the achievement of individual and company performance-based objectives established by the Company’s Compensation Committee and pro-rated for his initial year of service. In addition, upon commencement of his employment, Mr. Yahes will receive the following equity awards:

•
An initial grant of restricted stock units (“RSUs”) of the Company’s common stock in an amount equal to the fair market value of $1,000,000, of which 33% of the RSUs will vest on each of the first and second anniversaries of the grant and 34% will vest on the third anniversary of the grant, subject to Mr. Yahes’ continued employment with the Company. Mr. Yahes’ RSU grant will be subject to the terms of the Company’s Amended and Restated 2012 Omnibus Incentive Plan (the “2012 Plan”) and related RSU award agreement.

•
An initial grant of options to purchase shares of the Company’s common stock in an amount equal to the fair market value of $1,000,000, of which 33% of the stock options will vest on each of the first and second anniversaries of the grant and 34% will vest on the third anniversary of the grant, subject to Mr. Yahes’ continued employment with the Company. Mr. Yahes’ stock option grant will be subject to the terms of the 2012 Plan and related stock option award agreement.

Mr. Yahes will also be eligible to participate in employee benefit plans, policies, programs and arrangements provided generally to similarly situated employees of the Company and will receive reimbursement of all reasonable business expenses in accordance with Company policies relating to such expenses.
If the Company terminates Mr. Yahes’ employment with the Company for a reason other than “cause” or Mr. Yahes’ death or his “disability” at any time other than during the twelve-month period immediately following a “change of control,” then Mr. Yahes will receive “accrued benefits” and, subject to his execution of an acceptable release and compliance with the covenants described below, Mr. Yahes will also receive the following severance payments and benefits from the Company:

•	cash severance in an amount equal to 12 months of his base salary, which will be paid in installments accordance with the Company’s regular payroll procedures;

•	a lump sum payment of a pro-rata annual bonus based on actual performance for the year in which the termination of employment occurs based on the number of days worked relative to 365 days;

•
reimbursement for premiums paid for coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for Mr. Yahes and his eligible dependents for up to 12 months; and

•
if Mr. Yahes’ termination date is at least 12 months following the effective date of his employment, accelerated vesting of the then-unvested portion of all his outstanding equity awards as if he had remained employed for 12 months following his termination of employment.

If the Company terminates Mr. Yahes’ employment with the Company for a reason other than for “cause,” Mr. Yahes’ death or his “disability,” or if Mr. Yahes resigns for “good reason,” in any case at any time during the twelve-month period immediately following a “change of control,” then, Mr. Yahes will receive “accrued benefits” and, subject to his execution of an acceptable release and compliance with the covenants described below, Mr. Yahes will also receive the following severance payments and benefits from the Company:

•	cash severance in an amount equal to 12 months of his then current base salary in a single lump sum payment;

•	a lump sum payment equal to 100% of his full target bonus for the fiscal year in effect at the date of termination of employment (or the year the “change of control” occurs, if greater);

•	reimbursement for premiums paid for coverage pursuant to COBRA for Mr. Yahes and his eligible dependents for up to 12 months; and

•	accelerated vesting of 100% of the then-unvested portion of all of Mr. Yahes’ outstanding equity awards, unless otherwise set forth in a performance stock unit award agreement.
Mr. Yahes is also subject to the Company’s Confidentiality, Non-Disclosure, Inventions, Non-Solicitation and Non-Competition Agreement, which contains customary confidentiality, non-competition, and non-solicitation of employees or customers provisions. Under the agreement, Mr. Yahes cannot compete with the Company for a 12-month period after termination. The non-solicitation covenant also extends for 12 months after termination.

The foregoing description of Mr. Yahes’ employment agreement does not purport to be complete and is qualified in its entirety by reference to the complete text thereof, a copy of which is filed as exhibit 10.1 to this current report on Form 8-K and incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.
(d)   Exhibits.

10.1	Employment Agreement, dated November 7, 2019, by and between Jarrod Yahes and Shutterstock, Inc.

99.1	Press release, dated November 18, 2019

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Employment Agreement, dated November 7, 2019, by and between Jarrod Yahes and Shutterstock, Inc.

99.1	Press release dated November 18, 2019

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: November 18, 2019	By:	/s/ Heidi Garfield
Heidi Garfield
VP, General Counsel and Corporate Secretary

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